SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 20, 2000


                            Union Pacific Corporation

          ------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


      Utah                      1-6075                  13-2626465
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  (State or Other            (Commission             (I.R.S. Employer
   Jurisdiction of            File Number)          Identification No.)
    Incorporation)

        1416 Dodge Street, Omaha, Nebraska                    68179
        -----------------------------------------------------------
         (Address of Principal Executive Offices)    (Zip Code)

       Registrant's telephone number, including area code: (402) 271-5777


                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events.
        ------------

        Attached as an Exhibit is the Press Release issued by Union Pacific Corporation on April 20, 2000 announcing Union Pacific Corporation's financial results for the first quarter of 2000, which is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.
        ---------------------------------

        (c)    Exhibits.
               --------

                  99 Press Release dated April 20, 2000 announcing Union Pacific Corporation's financial results for the first quarter of 2000.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 20, 2000


                                            UNION PACIFIC CORPORATION


                                            By: /s/ James R. Young
                                            ----------------------
                                            James R. Young
                                            Executive Vice President - Finance

                                  EXHIBIT INDEX

        ExhibitDescription

        99 Press Release dated April 20, 2000 announcing Union Pacific Corporation's financial results for the first quarter of 2000.